[USAA                         USAA INVESTMENT TRUST
EAGLE                       CORNERSTONE STRATEGY FUND
LOGO]
                          SUPPLEMENT DATED APRIL 5, 2002
                                TO THE PROSPECTUS
                              DATED OCTOBER 1, 2001


EFFECTIVE MARCH 29, 2002, R. DAVID ULLOM IS THE ASSET ALLOCATION MANAGER OF THE CORNERSTONE STRATEGY FUND. PAGES 15-16 OF THE PROSPECTUS UNDER THE HEADING PORTFOLIO MANAGERS IS AMENDED TO REFLECT THE FOLLOWING CHANGE:

PORTFOLIO MANAGERS

U.S.  STOCKS

R. David Ullom, CFA, assistant vice president of Equity Investments, is the asset allocation manager and has managed the U.S. Stocks investment category since August 1998. He has 26 years' investment management experience and has worked for us for 15 years. Mr. Ullom earned the Chartered Financial Analyst designation in 1980 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA from Washington University, Missouri, and a BS from Oklahoma State University.

PRECIOUS METALS AND MINERALS SECURITIES
AND REAL ESTATE SECURITIES

Mark W. Johnson, CFA, assistant vice president of Equity Investments, has managed the Precious Metals and Minerals Securities and Real Estate Securities investment categories since January 1994. He has 27 years' investment management experience and has worked for us for 13 years. Mr. Johnson earned the Chartered Financial Analyst designation in 1978 and is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. He holds an MBA and a BBA from the University of Michigan.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERNCE


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